Supplement dated March 15, 2023, to Prospectuses and Summary Prospectuses dated April 29, 2022
Prospectus Form #
Product Name	National	New York
RiverSource® Apex Variable Annuity	PRO9109_12A_01_(4/22) ISP9109_12_A01_(4/22)	PRO9110_12A_01_(4/22) ISP9110_12_A01_(4/22)
RiverSource® Vista Variable Annuity	PRO9111_12A_01_(4/22) ISP9111_12_A01_(4/22)	PRO9112_12A_01_(4/22) ISP9112_12_A01_(4/22)
RiverSource® RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after June 22, 2020)	PRO9104_12A_01_(4/22) ISP9104_12_A01_(4/22)	PRO9105_12A_01_(4/22) ISP9105_12_A01_(4/22)
RiverSource® Signature Variable Annuity	PRO9049_12A_01_(4/22)
RiverSource® Signature One Variable Annuity	PRO9048_12A_01_(4/22)
The information in this Supplement updates and amends certain information contained in your current variable annuity product prospectus. Please read it carefully and keep it with your variable annuity product prospectus for future reference. Except as modified in this supplement, all other terms and information contained in the prospectus remain in effect and unchanged.
On December 12, 2022, the Board of Trustees of JPMorgan Insurance Trust (“JPMIT”) approved a proposal to reorganize the JPMorgan Insurance Trust U.S. Equity Portfolio (the “Acquired Fund”) into a newly organized LVIP JPMorgan U.S. Equity Fund (the "Acquiring Fund"). The Acquiring Fund is substantially similar to the Acquired Fund. This transaction is hereafter referred to as the "Reorganization".
The Reorganization is subject to the approval of the Acquired Fund’s shareholders at a special shareholder meeting to be held on or about March 15, 2023. If shareholder approval of the Reorganization is obtained, the Reorganization is expected to take place on or about the close of business on May 1, 2023 (the “Reorganization Date”).
Effective on or about the close of business April 28, 2023, pending shareholder approval of the Reorganization, the JPMorgan Insurance Trust U.S. Equity Portfolio will merge into LVIP JPMorgan U.S. Equity Fund, and the LVIP JPMorgan U.S. Equity Fund will be added as an investment option to the contracts listed above. Please note, the Acquiring Fund will only be available as an investment option for those effected by the Reorganization. New investment in the Acquiring Fund is unavailable outside of this Reorganization.
After the Reorganization, the Acquired Fund will no longer be an investment option for the contracts listed above. The sub-account offered under your product that was previously investing in the Acquired Fund will invest in the Acquiring Fund and thereafter the contract value will depend on the performance of the Acquiring Fund. All instructions for Acquired Fund received after April 28, 2023, will be deemed instructions for the Acquiring Fund.
In advance of the Reorganization, Contract Owners may transfer assets out of the Acquired Fund at any time prior to the Reorganization Date, and any such transfer, will not count against the annual free transfer limit and will not be subject to any minimum dollar transfer restrictions.
After completion of the Reorganization, you have the right to transfer out of the Acquiring Fund to any other subaccount regardless of any transfer restrictions, including a waiver of any transfer charge, annual free transfer limits, or minimum dollar transfer restrictions for sixty (60) days after the date of the Reorganization. Please note, a decision to transfer out of the Acquiring Fund will limit your availability to reinvest in the Acquiring Fund at any future date.
The Reorganization does not result in any change in the amount of your accumulated contract value or in the dollar value of your investment in the separate account. In addition, the Reorganization does not cause any fees or charges under your contract to be greater, it does not alter your rights or our obligations under the contract, and it does not result in any tax liability to you.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
SUP9104-0002 (03/23)